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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2004

AmeriVest Properties Inc.
(Exact name of small business issuer as specified in its charter)

Maryland	1-14462	84-1240264
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1780 South Bellaire Street Suite 100, Denver, Colorado 80222
(Address of principal executive offices)

(303) 297-1800
(Registrant's telephone number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

        On September 10, 2004, the Board of Directors of AmeriVest Properties Inc. ("AmeriVest") amended AmeriVest's bylaws to clarify that for the purposes of Article VI of the bylaws regarding conflicting interest transactions, the term "Affiliate" does not include any "person" that is directly or indirectly owned one hundred percent (100%) by the corporation. A copy of the amendment is included as an exhibit to this report under Item 9.01(c).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits.

          Exhibit 99.1 Second Amendment to the Amended and Restated Bylaws of the Company.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERIVEST PROPERTIES INC.
Dated: September 15, 2004	By:	/s/ KATHRYN L. HALE Kathryn L. Hale Chief Financial Officer

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  ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES